Subsequent Events	12 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 – SUBSEQUENT EVENTS

On April 3, 2023, Huaxia Dadi Distance Learning Services Co., Ltd. (“Distance Learning”), our wholly owned subsidiary, loaned RMB 20,000,000 (approximately $USD 2,912,226) without interest and on unguaranteed basis to Beijing Qinzaina Software Technology Co. Ltd. with a maturity date of September 30, 2023.

On April 1, 2021, the underwriter elects to exercise the purchase warrants which the company offering to the underwriter for initial public offering services. The total exercise shares should be 29,526 at a price of $6.25 per share used cashless method. Due to a calculation mistake the company erroneously issued 59,052 shares to the underwriter. Base on the negotiation with the underwriter, the 29,526 shares returned to the Company on June 20, 2023.